WAIVER AGREEMENT

This Waiver Agreement (this "Agreement"), is made and entered into as of January __, 2008, by and among Solomon Technologies, Inc., a Delaware corporation (the "Company") and each of the investors signatory hereto (each, a "Holder" and collectively, the "Holders"). Capitalized terms not defined in this Agreement have the same meanings ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, the Company and each of the Holders are parties to that certain Securities Purchase Agreement, dated as of January 17, 2007, as amended on August 24, 2007 (the "Purchase Agreement"), under which the Company issued to the Holders its Variable Rate Self-Liquidating Senior Secured Convertible Debentures with an aggregate principal amount of $5,350,000 (the "Debentures"), and Common Stock Purchase Warrants to purchase up to, in the aggregate, 2,006,250 shares of Common Stock (the "Warrants"); and

WHEREAS, January 23, 2008 will be the one-year anniversary of the date when the Company issued the Debentures to the Holders; and

WHEREAS, commencing on January 23, 2008, the Holders should be entitled to use Rule 144 to sell the Conversion Shares issuable upon (i) conversion of the Debentures then held by the Holders or (ii) payment of a Monthly Redemption Amount by the Company; and

WHEREAS, as long as the Debentures are outstanding the Company will owe to each of the Holders a Monthly Redemption Amount payable on each Monthly Redemption Date; and

WHEREAS, the Company owes to each of the Holders a Monthly Redemption Amount that became payable on January 1, 2008 (each, a "January 2008 Redemption") and remains unpaid as of the date of this Agreement; and

WHEREAS, the Company will owe to each of the Holders a Monthly Redemption Amount that will become payable on February 1, 2008 (each, a "February 2008 Redemption"); and

WHEREAS, the Company proposes to pay to the Holders their respective (i) January 2008 Redemptions and (ii) February 2008 Redemptions in Conversion Shares and has requested that the Holders waive certain provisions of the Transaction Documents in connection with the payment of the January 2008 Redemptions and the February 2008 Redemptions; and

WHEREAS, beginning with the Monthly Redemption due March 1, 2008, and continuing until the Debentures are fully redeemed, the Company proposes to make the Holders' Monthly Redemptions by paying to each Holder its respective Monthly Redemption Share Amount of Conversion Shares, and has requested that the Holders waive certain provisions of the Transaction Documents in connection with the payment of the Monthly Redemption Amounts in Conversion Shares; and

WHEREAS, the Company proposes to include the shares of Common Stock issuable upon exercise of the Warrants in a registration statement (the "New Registration Statement") on Form SB-2 (or another appropriate form) that the Company will file pursuant to a pending private equity placement; and

WHEREAS, the Company will use its commercially reasonable best efforts to file the New Registration Statement with the Commission no later than May 31, 2008; and

WHEREAS, the parties desire to waive and amend certain provisions of the Debentures and the Registration Rights Agreement, each as previously amended, according to the terms of this Agreement; and

WHEREAS, the Company wishes to offer to each of the Holders, as inducement to enter into this Agreement, restricted shares of Common Stock (the "Inducement Shares") in an amount equal to 25,000 shares for each $1,000,000 in principal amount of Debentures, or fraction thereof, held by the Holder as of the date of this Agreement.

NOW THEREFORE, in consideration of the terms contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound, agree as follows:

Section 1. Amendment of the Registration Rights Agreement. Notwithstanding the provisions of Section 1 of the Registration Rights Agreement, each of the Holders agrees that the definition of Registrable Securities shall not include any shares that can be sold by the holder thereof without volume restrictions pursuant to Rule 144 or any successor rule under the Securities Act.

Section 2. Waivers with respect to the Registration Rights Agreement. Subject to the terms and conditions of this Agreement, each Holder waives (i) any failure or delay by the Company that may have occurred through the date hereof in fulfilling any of the Company's obligations under the Registration Rights Agreement; and (ii) any rights to liquidated damages as set forth in Section 2(b) of the Registration Rights Agreement as a result of any past, present or future failure or delay by the Company in fulfilling its obligations under the Registration Rights Agreement.

Section 3. New Registration Statement. The Company will include the shares underlying the Warrants in the New Registration Statement, and the Company will use its commercially reasonable best efforts to file the New Registration Statement with the Commission no later than May 31, 2008.

Section 4. Waivers with respect to Equity Conditions. Subject to the terms and conditions of this Agreement and concerning the Equity Conditions set forth in Section 1 of each of the Debentures (the "Equity Conditions"), each Holder waives any failure by the Company to meet:

(a) each of the Equity Conditions in connection with paying the January 2008 Redemptions and the February 2008 Redemptions in Conversion Shares; and

(b) clauses (ii), (iii), (vi), and (x) of the Equity Conditions in connection with paying the Monthly Redemptions in Conversion Shares, beginning with the Monthly Redemption due March 1, 2008, and continuing until the Debentures are fully redeemed.

Section 5. Effect on Transaction Documents. The foregoing waivers and agreements are given solely in respect of the transactions described herein. Except as expressly set forth in this Agreement, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement. This Agreement shall not constitute a novation or accord and satisfaction of any such Transaction Document.

Section 6. Filing of 8-K. Within four Trading Days of the date of this Agreement, the Company shall issue a Current Report on Form 8-K, reasonably acceptable to each Holder disclosing the material terms of the transactions contemplated, which shall include this Agreement as an attachment thereto.

Section 7. Non-Affiliate. Each of the Holders represents and warrants that as of the date of this Agreement (i) it is not an Affiliate of the Company and (ii) it has not been an Affiliate of the Company for at least the three months preceding the date of this Agreement. Each of the Holders covenants that, if it becomes an Affiliate of the Company at any time while it holds any Debentures or Warrants, it shall promptly notify the Company of its Affiliate status.

Section 8. Delivery of Shares.

(a) The Company hereby agrees that on January 25, 2008, it will cause its transfer agent to issue to each of the Holders a number of Conversion Shares determined by dividing the aggregate unpaid principal and accrued interest on such Holder's Debenture as of February 1, 2008, by 82.5% of the VWAPs for the 10 consecutive Trading Days ending on January 24, 2008. The certificates for the Conversion Shares shall be free of restrictive legends and trading restrictions (other than those that may be required by the Purchase Agreement).

(b) The Company hereby agrees that on January 25, 2008, it will cause its transfer agent to issue to each of the Holders a number of Inducement Shares determined by the calculation described in this Agreement. The Inducement Shares may only be transferred or otherwise disposed of in compliance with state and federal securities laws. The certificates for the Inducement Shares shall bear a restrictive legend in substantially the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE] HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED OR FOR SALE, SOLD OR OTHERWISE TRANSFERED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM, OR UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED TO THE SATISFACTION OF THE COMPANY.]

(c) Each of the Holders agrees that the delivery to it of the Conversion Shares and Inducement Shares to be delivered to it in accordance with paragraphs (a) and (b) above shall constitute full payment of the January 2008 Redemption and February 2008 Redemption owed to each Holder.

Section 9. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed this Agreement as of the date first set forth above.

SOLOMON TECHNOLOGIES, INC.

By: ______________________
Name:
Title:

HOLDERS

Name of Holder: Nite Capital LP
Signature of Authorized Signatory of Holder: ______________________
Name of Authorized Signatory: ______________________
Title of Authorized Signatory: Keith A. Goodman
Manager of the General Partner

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